================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                               THE CARDINAL GROUP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               THE CARDINAL GROUP

                               THE CARDINAL FUND
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
                     CARDINAL TAX EXEMPT MONEY MARKET FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of The Cardinal Fund,
Cardinal Government Obligations Fund,
Cardinal Government Securities Money Market
Fund, Cardinal Tax Exempt Money Market Fund,
Cardinal Balanced Fund and Cardinal
Aggressive Growth Fund, all of the portfolios of The Cardinal Group:

     Notice is hereby given that a Special Meeting of Shareholders of The Cardinal Group (the "Group") will be held on Friday, March 20, 1998, at 9:00 a.m. EST, at 155 East Broad Street, Columbus, Ohio, for the purpose of considering and acting on the following matters:

          1. To approve a new Investment Advisory and Management Agreement with Cardinal Management Corp.; and

          2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The close of business on February 2, 1998, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

     All shareholders are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                          By Order of the Trustees

                                          Frank W. Siegel, President
February   , 1998

                             YOUR VOTE IS IMPORTANT
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE.

                               THE CARDINAL FUND
                      CARDINAL GOVERNMENT OBLIGATIONS FUND
                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND
                     CARDINAL TAX EXEMPT MONEY MARKET FUND
                             CARDINAL BALANCED FUND
                        CARDINAL AGGRESSIVE GROWTH FUND

                                 Six Series of

                               THE CARDINAL GROUP
                             155 EAST BROAD STREET
                              COLUMBUS, OHIO 43215

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Cardinal Group, an Ohio business trust (the "Group"), to be used in connection with a Special Meeting of Shareholders of The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund, all of the series or portfolios of the Group (collectively, the "Funds" and individually a "Fund") to be held at 9:00 a.m., EST, on March 20, 1998, at 155 East Broad Street, Columbus, Ohio (the "Meeting"). All persons who are shareholders of the Funds as of February 2, 1998, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting.

     The Group knows of no other business to be voted upon at the Meeting other than Proposal 1 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. The mailing address of the principal executive offices of the Group is: 155 East Broad Street, Columbus, Ohio 43215. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Funds is February 12, 1998.

     The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest, without par value (collectively the "Shares" and individually a "Share") of the Funds were outstanding and entitled to vote at the Meeting: The Cardinal Fund
("TCF") --           Investor Shares and           Institutional Shares;
Cardinal Government Obligations Fund ("CGOF") --           Investor Shares and
          Institutional Shares; Cardinal Government Securities Money Market Fund
("CGSMMF") --           Shares; Cardinal Tax Exempt Money Market Fund
("CTEMMF") --           shares; Cardinal Balanced Fund ("CBF") --
Investor Shares and           Institutional Shares; and Cardinal Aggressive
Growth Fund ("CAGF") --           Investor Shares and           Institutional
Shares. Each of the Shares is entitled to one vote for each dollar of net asset value of such Share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. As of such time, the net asset values of each Share of the Funds were as follows: TCF,
$          per Investor Share and $          per Institutional Share; CGOF,
$          per Investor Share and $          per Institutional Share; CGSMMF,
$1.00 per Share; CTEMMF, $1.00 per Share; CBF, $          per Investor Share and
$          per Institutional Share; and CAGF, $          per Investor Share and
$          per Institutional Share.

     Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given and the proxies are properly executed and returned to the Group, the proxies will be voted in favor of the proposals. To revoke a management proxy, the shareholder giving such proxy must either submit to the Group a subsequently dated proxy, deliver to the Group a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the management proxy.

     In the event that (1) sufficient votes to constitute a quorum are not received by the date of the Meeting or (2) a quorum is present but sufficient votes to approve Proposal 1 with respect to one or more Funds are not received, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies, provided that he determines that such an adjournment and additional solicitation is reasonable and in the interests of shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the votes attributable to the Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against such Proposal.

     THE GROUP WILL FURNISH, WITHOUT CHARGE, A COPY OF THE GROUP'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH MAY BE MADE EITHER BY WRITING TO THE GROUP AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 282-9446. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

         PROPOSAL 1 -- NEW INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

GENERAL

     Cardinal Management Corp., an Ohio corporation ("CMC"), 155 East Broad Street, Columbus, Ohio 43215, serves as the investment adviser and manager of each of the Funds pursuant to an Investment Advisory and Management Agreement dated June 18, 1993, as amended as of January 10, 1996 (the "current Investment Advisory Agreement"). CMC is a wholly owned subsidiary of The Ohio Company, an Ohio corporation ("TOC").

     TOC, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H. P. and R. F. Wolfe, deceased, and members of their families, through their possession of a majority of voting stock, are considered controlling persons of TOC. TOC serves as the principal underwriter for each of the Funds.

     On December 22, 1997, Fifth Third Bancorp ("Fifth Third"), Fifth Third M Corp. ("Fifth Third M") and TOC entered into an Agreement and Plan of Merger whereby, subject to various regulatory approvals and the satisfaction of certain other conditions, Fifth Third M would merge with and into TOC (the "Merger"), with TOC surviving as a wholly owned subsidiary of Fifth Third. Pursuant to the terms of the current Investment Advisory Agreement, the occurrence of the Merger will result in the "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and automatic termination of the current Investment Advisory Agreement between the Group and CMC. The Merger is currently expected to be consummated on or about April 1, 1998.

     Because of the automatic termination of the current Investment Advisory Agreement upon the occurrence of the Merger, and the need for the Group to continue to receive investment advisory services pursuant to a written agreement after the Merger, the Board of Trustees of the Group on January 16, 1998, unanimously approved the continued engagement of CMC as investment adviser and manager of each of the Funds subject to the approval by each Fund's shareholders of a new investment advisory and management agreement between the Group and CMC (the "proposed Investment Advisory Agreement"), which will take effect upon the effective date of the Merger. A copy of the proposed Investment Advisory Agreement is attached hereto as Exhibit A. Mr. Lawrence H. Rogers II, a Trustee of the Group who owns less than [1%] of the issued and outstanding common shares of Fifth Third, is considered an interested Trustee for purposes of voting upon the proposed Investment Advisory Agreement.

     The proposed Investment Advisory Agreement is identical to the current Investment Advisory Agreement between the Group and CMC with respect to each Fund except that (1) the proposed Investment Advisory Agreement has an initial term that runs until the one-year anniversary of the effective date of the Merger, subject to extension from year to year thereafter (as more fully described below), whereas the current Investment Advisory Agreement has an initial term that ran through June 18, 1994, subject to extension from year to year thereafter, and (2) the proposed Investment Advisory Agreement does not include references to state expense limitations and CMC's obligation to reimburse the Funds to come within any such limitations since such state laws were preempted by the National Securities Markets Improvement Act of 1996, adopted in October 1996.

     Fifth Third has represented to the Board of Trustees of the Group that it currently intends to seek to retain as employees of CMC or TOC certain personnel who currently have day-to-day responsibility for the management of the portfolios of the Funds, and that, to the extent other or additional personnel is required to provide such day-to-day management after the Merger, Fifth Third has the requisite personnel and resources to do so. See "DESCRIPTION OF THE CURRENT AND PROPOSED INVESTMENT ADVISORY AGREEMENTS" below. IN ADDITION, FIFTH THIRD EXPRESSED ITS CURRENT INTENT TO PRESENT A PROPOSAL TO THE SHAREHOLDERS OF THE FUNDS TO COMBINE SUCH FUNDS WITH AND INTO CERTAIN SERIES OF FOUNTAIN SQUARE FUNDS, AN OPEN-END MANAGEMENT INVESTMENT COMPANY ADVISED BY FIFTH THIRD BANK, A WHOLLY OWNED SUBSIDIARY OF FIFTH THIRD. IT IS ANTICIPATED THAT SUCH A PROPOSAL WILL BE PRESENTED TO SHAREHOLDERS OF THE FUNDS DURING THE SECOND QUARTER OF 1998 WITH THE RESULTING REORGANIZATION TO TAKE EFFECT PROMPTLY THEREAFTER.

     The Board of Trustees of the Group, in making its determination to approve the proposed Investment Advisory Agreement with CMC, which is more fully described below, considered the financial strength of Fifth Third as well as its stated commitment to the investment banking and investment management businesses, the performance of other mutual funds managed by affiliates of Fifth Third, the services currently provided to shareholders of the Funds and the quality thereof, the terms of the proposed Investment Advisory Agreement and that there are no proposed changes in the terms of such Agreement from the current Investment Advisory Agreement (other than those described above) and the representations of Fifth Third regarding the ongoing management of the Funds after the Merger is consummated. AFTER REVIEWING AND CONSIDERING SUCH INFORMATION, THE BOARD OF TRUSTEES OF THE GROUP UNANIMOUSLY APPROVED THE PROPOSED INVESTMENT ADVISORY AGREEMENT AND RECOMMENDED THAT SUCH AGREEMENT BE SUBMITTED TO THE FUNDS' SHAREHOLDERS FOR THEIR APPROVAL. Such recommendation is based upon the Board's conclusion that the terms of the proposed Investment Advisory Agreement are fair and reasonable and that CMC, once it becomes an indirect wholly-owned subsidiary of Fifth Third, will be operated in such a manner as to assure the continued delivery of quality portfolio management to the Group.

     THE GROUP'S TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT WITH CMC. Approval of the proposed Investment Advisory Agreement with respect to each Fund requires the affirmative vote of a majority of all votes attributable to the outstanding voting securities of that Fund, defined as the lesser of (a) 67% or more of the votes attributable to all voting securities of the Fund present at such meeting, if holders of more than 50% of the votes attributable to the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the votes attributable to the outstanding voting securities of that Fund. If the proposed Investment Advisory Agreement is not so approved for a Fund, the Trustees of the Group would be required to consider other alternatives.

INFORMATION ABOUT FIFTH THIRD, FIFTH THIRD M AND CMC

     Fifth Third is a publicly held bank holding company organized under the laws of the State of Ohio. Through Fifth Third Bank, an Ohio, state chartered bank and a wholly owned subsidiary, and other affiliates, as of December 31, 1997, Fifth Third managed assets in excess of $13 billion on a discretionary basis and provided custody services for total assets in excess of $117 billion. Fifth Third M, which is itself a direct wholly owned subsidiary of Fifth Third, was organized by Fifth Third as a vehicle with which to effect the Merger.

     Fifth Third Bank currently serves as the Funds' custodian and provides various fund accounting services to each of the Funds. In addition, Fifth Third Bank serves as investment adviser, custodian, transfer agent and sub-administrator to Fountain Square Funds, a registered open-end management investment company which is comprised of fourteen series.

     The principal offices of Fifth Third and Fifth Third M are located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

     The name, address and principal occupation of the principal executive officer and each of the directors of CMC are as follows:

                                                                      PRINCIPAL OCCUPATION
           NAME                    POSITION WITH CMC                 AND BUSINESS ADDRESS*
--------------------------   ------------------------------      ------------------------------
H. Keith Allen               President and a Director            Chief Operating Officer,
                                                                 Secretary and a Director of
                                                                 TOC

Jerry L. Greene              Secretary, Treasurer and a          Senior Vice President and
                             Director                            Treasurer of TOC

Frank W. Siegel              Senior Vice President and a         Senior Vice President of TOC
                             Director                            and Chartered Financial
                                                                 Analyst

---------------

* The business address of the principal executive officer and each director of CMC is 155 East Broad Street, Columbus, Ohio 43215.

     Messrs. Allen and Siegel are Chairman of the Board and a Trustee, and President and a Trustee, respectively, of the Group. Mr. James M. Schrack, II, Vice President of TOC and CMC, is Treasurer of the Group. Mr. C.A. Peterson, a Trustee of the Group, owns less than 2% of the outstanding common stock of TOC and Mr. Allen owns less than 3% of such common stock. As such, Messrs. Peterson and Allen will receive common stock of Fifth Third in connection with the Merger, as described more fully below.

     It is anticipated that certain Trustees of the Group will resign from the Board as of the effective date of the Merger in order to comply with certain federal banking laws, including Glass-Steagall, and with sec.15(f) of the 1940 Act.

INFORMATION ABOUT THE MERGER

     TOC, Fifth Third and Fifth Third M entered into an Agreement and Plan of Merger dated December 22, 1997 (the "Merger Agreement"). The Merger Agreement provides that, on the Effective Date (as defined below), Fifth Third M will merge with and into TOC, with TOC as the surviving corporation. On the Effective Date, each share of common stock of The Ohio Company outstanding immediately prior to the Effective Date (other than shares of TOC subject to the rights of a dissenting shareholder) will be converted into shares of Fifth Third at a rate determined in accordance with a formula set forth in the Merger Agreement, subject, however, to certain provisions relating to fractional shares. As stated above, Mr. Peterson, a Trustee of the Group, and certain officers and directors of TOC will receive shares of Fifth Third common stock as a result of such conversion.

     The Merger is currently expected to become effective on or about April 1, 1998 upon the filing of a certificate of merger with the Secretary of State of the State of Ohio (the "Effective Date"). On the Effective Date, Fifth Third M will merge with and into TOC. The Merger must be approved by shareholders of TOC and is subject to various regulatory approvals and other conditions. There can be no assurance that the Merger in fact will be consummated and, if so, when. If the Merger does not occur, the current Investment Advisory Agreement will remain in effect in accordance with its terms.

     The Merger is subject to prior approval by the Board of Governors of the Federal Reserve (the "Federal Reserve") and the Ohio Department of Commerce, Division of Financial Institutions (the "State Banking Department") and is subject to several other conditions, including compliance with various state and federal securities laws and regulations. The regulatory applications have been filed, and although no assurance can be given, it is anticipated that the Federal Reserve and the State Banking Department will grant their approvals to the Merger during [month and year to be added]. The Merger cannot be consummated in the absence of requisite regulatory approvals. There can be no assurance that the Federal Reserve or the State Banking Department will approve the Merger, and if the Merger is approved, there can be no assurance as to the date of such approvals or as to what conditions, if any, may be imposed by such approvals.

DESCRIPTION OF THE CURRENT AND PROPOSED INVESTMENT ADVISORY AGREEMENTS

     The current Investment Advisory Agreement was approved by the initial sole shareholder of CBF and CAGF on June 18, 1993, and by the initial sole shareholder of TCF, CGOF, CGSMMF and CTEMMF on April 15, 1996, as required by sec.15(a) of the 1940 Act. As described above, the current Investment Advisory Agreement has an initial term that ran through June 18, 1994, subject to extension from year to year thereafter. On January 16, 1998, the Board of Trustees of the Group, including a majority of the Trustees who are not parties to such Agreement or interested persons of any such party ("Disinterested Trustees"), unanimously approved the current Investment Advisory Agreement's renewal for another one year term.

     The proposed Investment Advisory Agreement was approved unanimously by the Group's Board of Trustees on January 16, 1998, including a majority of the Disinterested Trustees, and is being submitted to shareholders of the Funds for approval at the forthcoming Meeting. The proposed Investment Advisory Agreement by its terms remains in effect for a Fund until one year from its effective date (i.e., the Effective Date of the Merger), and thereafter remains in effect for successive twelve-month periods. Each of the current Investment Advisory Agreement and the proposed Investment Advisory Agreement provide that in order to remain in effect after its initial term with respect to a Fund, such continuance as to that Fund must be approved annually by the Board of Trustees of the Group or by the vote of a majority of all votes attributable to the outstanding voting securities of such Fund, and in either event by a majority of the Disinterested Trustees.

     In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, CMC, in accordance with the Funds' investment objectives and policies, manages each Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. In addition, CMC generally assists in all aspects of each Fund's administration and operation (other than those performed by Fifth Third Bank under the Custodian and Fund Accounting and Services Agreements and by CMC under the Transfer Agency Agreement). As compensation for such services, facilities and expenses, pursuant to the terms of the current Investment Advisory Agreement, CMC receives a fee (1) from each of CGOF, CGSMMF and CTEMMF, computed and accrued daily and paid monthly, based on an annual rate of .50% of the daily net asset value of that Fund; (2) from TCF, computed and accrued daily and paid monthly, based on an annual rate of 0.60% of the daily net asset value of TCF; and (3) from each of CBF and CAGF, computed and accrued daily and paid monthly, based on an annual rate of .75% of the daily net asset value of that Fund. The terms of the proposed Investment Advisory Agreement with respect to the services to be provided, the expenses to be assumed and the compensation to be received by CMC are identical to those terms of the current Investment Advisory Agreement. One provision which is contained in the current Investment Advisory Agreement but which is not in the proposed Investment Advisory Agreement is a provision requiring CMC to reimburse a Fund a portion of its investment advisory fee to the extent the expenses of that Fund exceed any applicable state expense limitation. Such expense limitations were preempted by Federal law in October of 1996 and therefore such a provision is no longer applicable.

     For the fiscal year ended September 30, 1997, the investment advisory fees incurred by each of the Funds were as follows:

                                                              FEES INCURRED FOR YEAR ENDED
          FUND                                                     SEPTEMBER 30, 1997
          --------------------------------------------------  ----------------------------
          TCF...............................................           $1,563,425
          CGOF..............................................              654,206
          CGSMMF............................................            2,583,453
          CTEMMF............................................              326,321
          CBF...............................................              112,980
          CAGF..............................................               86,746

     The current Investment Advisory Agreement and the proposed Investment Advisory Agreement each provide that CMC shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of CMC in the performance of its duties, or from negligent disregard by CMC of its duties and obligations thereunder.

     Pursuant to the current Investment Advisory Agreement, CMC, subject to the policies established by the Board of Trustees of the Group and in accordance with the Funds' investment restrictions and policies, is responsible for each Fund's portfolio decisions and the placing of the Funds' portfolio transactions. For the fiscal year ended September 30, 1997, the brokerage fees incurred by each of TCF, CBF and CAGF were $312,417, $12,560 and $21,574, respectively. None of those commissions were paid to TOC, and during such year, none of CGOF, CGSMMF or CTEMMF incurred any brokerage commissions.

     In executing such transactions, CMC seeks to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While CMC generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, a Fund will not necessarily be paying the lowest commission or spread available.

     CMC may consider provision of research, statistical and other information to the Group, a Fund or CMC in the selection of qualified broker-dealers who effect portfolio transactions for a Fund so long as CMC's ability to obtain the best net results for portfolio transactions of that Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Such research services may also be useful to CMC in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to CMC in connection with its services to a Fund. Although this information is useful to a Fund and CMC, except as described below, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and CMC that the review and study of this information will not reduce the overall cost to CMC of performing its duties to the Funds under the current Investment Advisory Agreement. The Group is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage and research services provided.

     It is anticipated that CMC will continue to execute portfolio trades on behalf of the Funds in the manner described above under the terms of the proposed Investment Advisory Agreement.

OTHER SERVICES PROVIDED BY CMC, TOC AND FIFTH THIRD BANK

     The Group has entered into a Transfer Agency Agreement dated as of January 22, 1997, (the "Transfer Agency Agreement"), with CMC pursuant to which CMC has agreed to act as the transfer agent and dividend disbursing agent for each Fund. Pursuant to the Transfer Agency Agreement, CMC, among other things, performs the following services in connection with each of the Funds: maintenance of shareholder records for the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestment; and assistance in the mailing of shareholder reports and proxy solicitation materials. In addition, from October 1, 1996 through January 21, 1997, CMC also provided fund accounting services to the Funds.

     For the fiscal year ended September 30, 1997, CMC earned the following fees for such transfer agency and fund accounting services: TCF -- $222,167;
CGOF -- $139,470; CGSMMF -- $1,261,339; CTEMMF -- $83,219; CBF -- $22,479; and
CAGF -- $24,978.

     TOC, 155 East Broad Street, Columbus, Ohio 43215, serves as the principal underwriter of Shares of each Fund pursuant to a Distribution Agreement with the Group. In its capacity as principal underwriter, TOC is available to receive purchase orders and redemption requests relating to Shares of the Funds. TOC receives no compensation from the Group under the Distribution Agreement, but may receive compensation under the Distribution and Shareholder Service Plan described below with respect to sales of Investor Shares of TCF,

CGOF, CBF and CAGF and retain all or a portion of the sales charges with respect to its sales of Investor Shares of TCF, CGOF, CBF and CAGF.

     For the fiscal year ended September 30, 1997, commissions paid to TOC with respect to the sale of Investor Shares of TCF, CGOF, CBF and CAGF, after discounts to dealers, were $1,144,205.

     The Group has adopted a Distribution and Shareholder Service Plan with respect to Investor Shares (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act under which each of TCF, CGOF, CBF and CAGF is authorized to pay TOC, with respect to such Fund's Investor Shares, for payments TOC makes to broker-dealers, including TOC, banks and other institutions for providing distribution or shareholder service assistance or for distribution assistance and/or shareholder service provided by TOC pursuant to an agreement between TOC and the Group.

     For the fiscal year ended September 30, 1997, fees earned by TOC under the Rule 12b-1 Plan prior to any fee waiver, with respect to CBF were $43,215, with respect to CAGF were $33,069, with respect to TCF were $756,425, and, with respect to CGOF, were $391,397. TOC waived all such fees earned during the period from October 1, 1996 through December 31, 1996. The amount of fees waived during this period was as follows: $9,478, with respect to CBF; $5,962, with respect to CAGF; $147,315, with respect to TCF; and $83,627, with respect to CGOF.

     The Group has also adopted an Administrative Services Plan with respect to Institutional Shares (the "Services Plan") under which each of TCF, CGOF, CBF and CAGF is authorized to pay banks, broker-dealers, savings and loan associations, trust companies (including TOC), qualified investment advisers and certain other financial institutions which serve in a fiduciary capacity on behalf of customers or beneficiaries, to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Institutional Shares in such a Fund.

     For the period of January 2, 1997 (the date Institutional Shares were first offered) through September 30, 1997, fees earned by TOC under the Administrative Services Plan, with respect to CBF were $2,021, with respect to CAGF were $4,031, with respect to TCF were $28,412, and, with respect to CGOF, were $5,877.

     Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as the Funds' custodian pursuant to the Custody Agreement dated June 18, 1993, as amended as of January 10, 1996. In such capacity Fifth Third Bank holds or arranges for the holding of all portfolio securities and other assets of the Funds. Pursuant to a Fund Accounting and Services Agreement dated January 22, 1997, Fifth Third Bank also provides fund accounting services to each of the Funds. Such services include but are not limited to maintaining accounting books and records for each Fund, recording investment, capital share, and income and expense activities of each Fund, maintaining individual ledgers for the investment securities of each Fund, reconciling cash and investment balances with each Fund's custodian, preparing financial statements for each Fund, preparing the Group's federal and state tax returns, assisting in the preparation of the Group's annual and semi-annual reports to shareholders, registration statements, and other documents required to be filed with the Securities and Exchange Commission, obtaining daily market quotations from independent pricing services for the securities portfolio of each Fund (other than the money market Funds), and calculating the daily net asset value per share for each class of shares within a Fund.

     For the fiscal year ended September 30, 1997, Fifth Third Bank earned the following fees with respect to its services as custodian and fund accountant for each of the Funds:

                                      TCF        CGOF      CGSMMF     CTEMMF      CBF        CAGF
                                    --------   --------   --------   --------   --------   --------
Custodian Fees....................  $ 35,714   $ 36,810   $30,872    $  6,417   $ 10,363   $  9,243
Fund Accounting Fees..............    24,140     37,225    47,124      13,040     10,230     16,412

     It is expected that each of the services described above will continue if the proposed Investment Advisory Agreement is approved by shareholders of each of the Funds.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of February 2, 1998, for each of the series of the Group with respect to each person or group known by the Group to be the beneficial owner of more than 5% of any class of the Group's outstanding voting securities:

                                                        AMOUNT AND NATURE
                               NAME AND ADDRESS           OF BENEFICIAL          PERCENT OF
      TITLE OF CLASS         OF BENEFICIAL OWNER          OWNERSHIP(1)              CLASS
   --------------------     ----------------------     -------------------     ---------------
   TCF--Institutional       The Ohio Company                                             %
     Shares                 155 East Broad Street
                            Columbus, Ohio 43215

   CGOF--Institutional      The Ohio Company                                             %
     Shares                 155 East Broad Street
                            Columbus, Ohio 43215

   CBF--Institutional       The Ohio Company                                             %
     Shares                 155 East Broad Street
                            Columbus, Ohio 43215

   CAGF--Institutional      The Ohio Company                                             %
     Shares                 155 East Broad Street
                            Columbus, Ohio 43215

---------------

(1) TCC is deemed to be the beneficial owner of such shares in its capacity as a trustee of certain plans or trusts.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Group at its principal office a reasonable time before the Group's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Group's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, (i) a majority of all votes attributable to the outstanding Shares of a Fund entitled to vote with respect to that matter present in person or by proxy at the Meeting shall constitute a quorum; provided, that no action required by law or the Group's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether a proposal has been approved, abstentions are treated as against votes. Broker non-votes, as described below, will not be counted for purposes of determining whether a quorum exists or whether a proposal has been approved or rejected. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at a meeting for which it has discretionary authority or instructions from the beneficial owner. Fifth Third will bear all costs associated with the solicitation of proxies from the shareholders.
                                          By Order of the Trustees,

                                          Frank W. Siegel, President
February   , 1998

                                                                       EXHIBIT A

                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     This Agreement is made as of             , 1998, between The Cardinal
Group, an Ohio business trust (the "Group"), and Cardinal Management Corp., an Ohio corporation (the "Manager").

     WHEREAS, the Group is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Group desires to retain the Manager to furnish investment advisory and administrative services to the newly created investment portfolios of the Group and may retain the Manager to serve in such capacity to certain additional investment portfolios of the Group, all as now or hereafter may be identified in Schedule A hereto (such initial investment portfolios any such additional investment portfolios together called the "Funds") and the Manager represents that it is willing and possesses legal authority to so furnish such services;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained in this Agreement, the parties hereto agree as follows:

     Section 1. Appointment. The Group hereby appoints the Manager to (a) act as investment adviser to the Funds and (b) furnish administrative facilities and services to the Funds, for the period and on the terms and subject to the conditions set forth in this Agreement. The Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     Section 2. Investment Advisory Services. Subject to the supervision of the Group's Board of Trustees, the Manager shall provide a continuous investment program for the Funds, including investment, research and management with respect to all securities and investments and cash equivalents in the Funds. The Manager shall determine from time to time what securities and other investments will be purchased, retained or sold by the Group with respect to the Funds. The Manager shall provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in such Fund's most current Prospectus and Statement of Additional Information, as presently in effect, and all amendments or supplements thereto, and resolutions of the Group's Board of Trustees. The Manager further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (the "Commission") and, in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Manager;

          (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Manager will attempt to obtain and is hereby directed to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Manager may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Manager with research advice and other services. In no instance will portfolio securities be purchased from or sold to The Ohio Company, the Manager, or any affiliated person of the Group, The Ohio Company or the Manager unless otherwise permitted by the 1940 Act, an exemption therefrom, or an order thereunder;

          (d) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Group's Board of Trustees such periodic and special reports as the Board may request; and

          (e) will advise and assist the officers of the Group in taking such actions as may be necessary or appropriate to carry out the decisions of the Group's Board of Trustees and of the appropriate committees of such Board regarding the conduct of the business of the Funds; and

     Section 3. Administrative Services. Subject to the supervision of the Group's Board of Trustees, the Manager will provide the Group, with respect to the operations of the Funds, overall management of the Funds' business affairs except those performed by the custodians for the Funds under their custodian agreements and the transfer agent and fund accountant for the Funds under their transfer agency and fund accounting agreements.

     The Manager shall maintain office facilities (which may be in the offices of the Manager or of an affiliate but shall be in such location as the Group shall reasonably determine); furnish statistical and research data, clerical and certain bookkeeping services, personnel (including officers) and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file all the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' custodian and transfer agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statements (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of money market funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the operations of the Funds. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for the Group are the property of the Group and further agrees to surrender promptly to the Group any such records upon the Group's request. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a1 under the 1940 Act.

     Section 4. Expenses. During the term of this Agreement, the Manager will pay all expenses incurred by it in connection with its activities, duties and obligations under this Agreement, other than the costs of securities (including brokerage fees, if any) purchased for the Funds.

     Section 5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Manager and the Manager will accept as full compensation therefor a fee set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Manager will begin as of the date hereof.

     Section 6. Limitation of Liability. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Section 7. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements, if any, under the 1940 Act, and, unless sooner
terminated as provided herein, shall continue in effect until             ,
1999.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Group's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Group's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Group (by vote of the Group's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Manager. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     Section 8. Manager's Representations. The Manager hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

     Section 9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     Section 10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of Ohio.

     The Cardinal Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Cardinal Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Group personally, but bind only the assets of the Group, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Group must look solely to the assets of the Group belonging to such Fund for the enforcement of any claims against the Group.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                  THE CARDINAL GROUP
                                                  By
                                                  -------------------------------------------
                                                  Name
                                                  -------------------------------------------

                                                  Title
                                                  -------------------------------------------


                                                  CARDINAL MANAGEMENT CORP.
                                                  By
                                                  -------------------------------------------
                                                  Name
                                                  -------------------------------------------
                                                  Title
                                                  -------------------------------------------

                                                        Dated             , 1998

                                   SCHEDULE A
                                     TO THE
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                         BETWEEN THE CARDINAL GROUP AND
                           CARDINAL MANAGEMENT CORP.
                         DATED AS OF             , 1998

                  NAME OF FUND                                   COMPENSATION*
------------------------------------------------- -------------------------------------------
Cardinal Balanced Fund                            Annual rate of seventy five one-hundredths
                                                  of one percent (.75%) of the average daily
                                                  net assets of such Fund

Cardinal Aggressive Growth Fund                   Annual rate of seventy five one-hundredths
                                                  of one percent (.75%) of the average daily
                                                  net assets of such Fund

The Cardinal Fund                                 Annual rate of sixty one-hundredths of one
                                                  percent (.60%) of the average daily net
                                                  assets of such Fund

Cardinal Government Obligations Fund              Annual rate of fifty one-hundredths of one
                                                  percent (.50%) of the average daily net
                                                  assets of such Fund

Cardinal Government Securities Money Market Fund  Annual rate of fifty one-hundredths of one percent (.50%) of the average daily net
                                                  assets of such Fund

Cardinal Tax Exempt Money Market Fund             Annual rate of fifty one-hundredths of one
                                                  percent (.50%) of the average daily net
                                                  assets of such Fund

                                                  THE CARDINAL GROUP
                                                  By
                                                  -------------------------------------------
                                                  Name
                                                  -------------------------------------------

                                                  Title
                                                  -------------------------------------------

                                                  CARDINAL MANAGEMENT CORP.
                                                  By
                                                  -------------------------------------------
                                                  Name
                                                  -------------------------------------------
                                                  Title
                                                  -------------------------------------------

---------------
* All fees are computed and paid monthly.

                               THE CARDINAL GROUP

                                THE CARDINAL FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP

P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of The Cardinal Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

DATED:
       ---------------------------------


----------------------------------------
(Signature of Shareholder)

----------------------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY

                               THE CARDINAL GROUP

                      CARDINAL GOVERNMENT OBLIGATIONS FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP

P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of Cardinal Government Obligations Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

\
DATED:
      ----------------------------------

----------------------------------------
(Signature of Shareholder)

----------------------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY

                               THE CARDINAL GROUP

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP

P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of Cardinal Government Securities Money Market Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

DATED:
      ---------------------------

---------------------------------
(Signature of Shareholder)

---------------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY

                               THE CARDINAL GROUP

                      CARDINAL TAX EXEMPT MONEY MARKET FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP




P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of Cardinal Tax Exempt Money Market Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

DATED:
      ----------------------

----------------------------
(Signature of Shareholder)


----------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY

                               THE CARDINAL GROUP

                             CARDINAL BALANCED FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP




P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of Cardinal Balanced Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

DATED:
      ---------------------

-----------------------------
(Signature of Shareholder)


-----------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY

                               THE CARDINAL GROUP

                         CARDINAL AGGRESSIVE GROWTH FUND

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE GROUP




P

R

O

X

Y
         The undersigned hereby appoints H. Keith Allen, Frank W. Siegel and James M. Schrack II, and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of Cardinal Aggressive Growth Fund (the "Fund") of THE CARDINAL GROUP (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group to be held Friday, March 20, 1998, at its offices at 155 East Broad Street, Columbus, Ohio, at __:00 A.M. E.S.T. and at any and all adjournments thereof, on the following proposal and any other matters that may properly come before the meeting.

(1) FOR [ ] AGAINST [ ] ABSTAIN [ ] approval of the new Investment Advisory and Management Agreement by and between the Group and Cardinal Management Corp.

         The Shares represented by this proxy will be voted upon the proposal listed hereon in accordance with the instructions given by the shareholder, but if no instructions are given, and this proxy is properly executed and returned to the Group, this proxy will be voted FOR the proposal and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated February __, 1998, and the Proxy Statement attached thereto.

DATED:
      -----------------------


-----------------------------
(Signature of Shareholder)


-----------------------------
(Signature of Shareholder)

         (Please sign legibly exactly as the name is printed on the left.)

                       PLEASE DATE, SIGN AND MAIL PROMPTLY